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                                                                    Exhibit 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements (Forms F-3 No. 333-12096, No. 333-13550 and No. 333-84510) of
Deutsche Telekom AG and in the related Prospectuses of our report dated March 17, 2003, with respect to the consolidated financial statements of Deutsche Telekom AG included in this Annual Report on Form 20-F/A for the year ended December 31, 2002.

June 26, 2003



Ernst & Young
Deutsche Allgemeine Treuhand AG
Wirtschaftspruefungsgesellschaft
Stuttgart



(Prof. Dr. Pfitzer)                         (Hollweg)
Wirtschaftspruefer                          Wirtschaftspruefer


PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftspruefungsgesellschaft
Frankfurt am Main



(Frings)                                    (Laue)
Wirtschaftspruefer                          Wirtschaftspruefer